SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 3, 1998


                            FIRST BANKS AMERICA, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                   0-8937                               75-1604965
                   ------                               ----------
          (Commissioner File Number)         (IRS Employer Identification No.)


                     135 N. Meramec, Clayton, Missouri 63105
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 854-4600


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.       Other Events

    First Banks America, Inc., executed an Agreement and Plan of Reogrganization effective September 3, 1998, relating to the previously announced acquisition of Redwood Bank, San Francisco, California. A copy of the Agreement and a related Press Release appear as exhibits to this Report.




Item 7.  Financial Statements and Exhibits

  (c)         Exhibits

       The following exhibits are filed herewith:

       Exhibit No.         Exhibit
       -----------         -------

            2 Agreement and Plan of Reorganization dated September 3, 1998, by and among Registrant and Redwood Bancorp.

           99     Press   release,  dated   September  9, 1998,  announcing  the
                  execution  of   the  Acquisition  Agreement  by  and   between
                  Registrant and Redwood Bancorp.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: September 21, 1998



                                  FIRST BANKS AMERICA, INC.



                                  By:/s/Allen H. Blake
                                  --------------------
                                        Allen H. Blake
                                        Vice President, Chief Financial
                                          Officer and Secretary

                                                                  Exhibit 2
                                                                  ---------



                      AGREEMENT AND PLAN OF REORGANIZATION





                                  by and among




                           FIRST BANKS AMERICA, INC.,
                             a Delaware corporation,



                             EMPIRE HOLDINGS, INC.,
                             a Delaware corporation,


                                       and


                                REDWOOD BANCORP,
                            a California corporation








                                September 3, 1998

                                TABLE OF CONTENTS


ARTICLE I - TERMS OF THE MERGER & CLOSING; EXCHANGE OF SHARES

         Section 1.01.     The Merger........................................ 1
         Section 1.02.     Effect of the Merger.............................. 1
         Section 1.03.     Conversion of Shares.............................. 1
         Section 1.04.     The Closing....................................... 2
         Section 1.05.     Closing Date...................................... 2
         Section 1.06.     Actions At Closing................................ 2
         Section 1.07.     Exchange Procedures; Surrender of Certificates.... 3
         Section 1.08.     Deposit Made by FBA............................... 4


ARTICLE II - REPRESENTATIONS AND WARRANTIES OF EMPIRE AND BANCORP

         Section 2.01.     Organization and Capital Stock.................... 4
         Section 2.02.     Authorization; No Defaults........................ 5
         Section 2.03.     Bancorp Subsidiaries.............................. 5
         Section 2.04.     Financial Information............................. 6
         Section 2.05.     Absence of Changes................................ 6
         Section 2.06.     Regulatory Enforcement Matters.................... 6
         Section 2.07.     Tax Matters....................................... 6
         Section 2.08.     Litigation........................................ 7
         Section 2.09.     Properties, Contracts, Employee Benefit Plans
                             and Other Arrangements.......................... 7
         Section 2.10.     Reports........................................... 8
         Section 2.11.     Investment Portfolio.............................. 9
         Section 2.12.     Loan Portfolio.................................... 9
         Section 2.13.     Employee Matters and ERISA........................ 9
         Section 2.14.     Title to  Properties;  Compliance  of  Properties
                             with  Laws and  Regulations; Insurance..........11
         Section 2.15.     Environmental Matters.............................11
         Section 2.16.     Compliance with Laws and Regulations..............12
         Section 2.17.     Brokerage.........................................12
         Section 2.18.     No Undisclosed Liabilities........................12
         Section 2.19.     Statements True and Correct.......................12
         Section 2.20.     Commitments and Contracts.........................13
         Section 2.21.     Material Interest of Certain Persons..............13
         Section 2.22.     Conduct to Date...................................13
         Section 2.23.     Irrevocable Proxy.................................14

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF FBA

         Section 3.01.     Organization......................................14
         Section 3.02.     Authorization.....................................15
         Section 3.03.     Absence of Changes................................15
         Section 3.04.     Litigation........................................15
         Section 3.05.     Statements True and Correct.......................15
         Section 3.06.     No Default........................................15
         Section 3.07.     Compliance with Law...............................16
         Section 3.08.     Brokerage.........................................16
         Section 3.09.     Regulatory Status.................................16
         Section 3.10.     Financial Ability.................................16


ARTICLE IV - AGREEMENTS OF EMPIRE AND BANCORP

         Section 4.01.     Business in Ordinary Course.......................16
         Section 4.02.     Breaches..........................................19
         Section 4.03.     Shareholder Approval..............................19
         Section 4.04.     Consummation of Agreement.........................19
         Section 4.05.     Environmental Reports.............................19
         Section 4.06.     Access to Information.............................20
         Section 4.07.     Consents to Contracts and Leases..................20
         Section 4.08.     Subsequent Financial Statements...................20
         Section 4.09.     Merger Agreement..................................21
         Section 4.10.     Notice of Material Events.........................21
         Section 4.11.     Intentional Breach; Violation of Law..............21


ARTICLE V - AGREEMENTS OF FBA

         Section 5.01.     Regulatory Approvals..............................21
         Section 5.02.     Breaches..........................................21
         Section 5.03.     Consummation of Agreement.........................22
         Section 5.04.     Indemnification...................................22
         Section 5.05.     Separate Corporate Existence of Redwood...........22
         Section 5.06.     Employment Agreements.............................22
         Section 5.07.     Employee Benefits.................................22
         Section 5.08.     Merger Agreement..................................23
         Section 5.09.     Notice of Material Events.........................23
         Section 5.10.     Intentional Breach; Violation of Law..............23

ARTICLE VI - CONDITIONS PRECEDENT TO THE MERGER

         Section 6.01.     Conditions to the Obligations of FBA..............23
         Section 6.02.     Conditions to the Obligations of Empire
                             and Bancorp.....................................24


ARTICLE VII - TERMINATION

         Section 7.01.     Mutual Agreement..................................25
         Section 7.02.     Breach of Agreements..............................25
         Section 7.03.     Failure of Conditions.............................25
         Section 7.04.     Denial of Regulatory Approval.....................26
         Section 7.05.     Environmental Reports.............................26
         Section 7.06.     Regulatory Enforcement Matters....................26
         Section 7.07.     Unilateral Termination............................26
         Section 7.08.     Damages; Remedies Cumulative......................26


ARTICLE VIII - GENERAL PROVISIONS

         Section 8.01.     Confidential Information..........................26
         Section 8.02.     Publicity.........................................27
         Section 8.03.     Return of Documents...............................27
         Section 8.04.     Notices...........................................27
         Section 8.05.     Non-survival of Representations, Warranties
                             and Agreements..................................28
         Section 8.06.     Costs and Expenses................................28
         Section 8.07.     Entire Agreement..................................28
         Section 8.08.     Headings and Captions.............................29
         Section 8.09.     Waiver, Amendment or Modification.................29
         Section 8.10.     Rules of Construction.............................29
         Section 8.11.     Counterparts......................................29
         Section 8.12.     Successors and Assigns............................29
         Section 8.13.     Governing Law.....................................29
         Section 8.14.     Consent Not Unreasonably Withheld.................29

         Signatures..........................................................30

                      AGREEMENT AND PLAN OF REORGANIZATION


         This  Agreement  and Plan of  Reorganization,  dated as of September 3,
1998, is by and among First Banks America, Inc., a bank holding company organized as a Delaware corporation ("FBA"), Empire Holdings, Inc., a Delaware corporation ("Empire"), and Redwood Bancorp, a California corporation which is a wholly-owned subsidiary of Empire ("Bancorp"). This Agreement and Plan of Reorganization is hereinafter referred to as the "Agreement."

         In consideration of the mutual representations, warranties, agreements and covenants contained herein, FBA, Empire and Bancorp hereby agree as follows:


                                    ARTICLE I

                     TERMS OF THE MERGER & CLOSING; EXCHANGE
                                    OF SHARES

         Section 1.01. The Merger. Pursuant to the terms and provisions of this Agreement and the Agreement of Merger between Bancorp and a subsidiary of FBA to be formed for the purpose of merging with Bancorp ("Newco"), in the form attached hereto as Exhibit "A" (the "Merger Agreement"), Newco shall merge with and into Bancorp pursuant to the provisions of the corporate law (collectively, "Corporate Law") applicable to such a transaction (the "Merger").

         Section 1.02. Effect of the Merger. The Merger shall have all of the effects provided in Section 1107 of the California General Corporation Law, this Agreement and the Merger Agreement, and the separate corporate existence of Newco shall cease on consummation of the Merger and be combined in Bancorp. The Articles of Association, Bylaws, directors and officers of the resulting corporation shall be as set forth in the Merger Agreement.

         Section 1.03.     Conversion of Shares.

         (a) At the Effective Time (as defined in Section 1.05 hereof), (i) each share of common stock, $3.33 1/3 par value, of Bancorp ("Bancorp Common") issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive cash in the amount of One Hundred Four Dollars ($104.00), subject to adjustment as provided in subsection (d) (the "Merger Consideration"); and (ii) each share of capital stock of Newco shall be converted into one share of Bancorp Common.

         (b) At the Effective Time, all of the shares of Bancorp Common outstanding prior to the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each holder of any certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Bancorp Common (the "Certificate") shall cease to have any rights with respect to such shares, except the right of the holder to receive, without interest, the Merger Consideration upon the surrender of the Certificate in accordance with Section 1.07 hereof.

         (c)......At the Effective  Time, each share of Bancorp Common,  if any, held in the treasury of Bancorp or by any direct or indirect subsidiary of Bancorp (other than shares held in trust accounts for the benefit of others or in other fiduciary, nominee or similar capacities) immediately prior to the Effective Time shall be canceled.

         (d)......If the conditions specified in Section 6.01(a) - (c) and (e) -
(h) shall have been satisfied and the Closing shall not have occurred on or before January 8, 1999, the purchase price per share of Bancorp Common shall be increased by (i) $0.80, if the Closing shall occur from January 9 through February 8, 1999; (ii) $1.60, if the Closing shall occur from February 9 through March 8, 1999; (iii) $2.40, if the Closing shall occur from March 9 through
April 8, 1999; or (iv) $3.20, if the Closing shall occur from April 9 through April 30, 1999.

         Section 1.04. The Closing. The closing of the Merger (the "Closing") shall take place at the location mutually agreeable to the parties hereto at 10:00 a.m. local time on the Closing Date described in Section 1.05 of this Agreement.

         Section 1.05. Closing Date. The Closing shall take place on or after December 28, 1998 on a day selected by FBA, to occur after each of the conditions in Sections 6.01 and 6.02 is satisfied or waived by the appropriate party, or on such other date as Bancorp and FBA may agree (the "Closing Date"). The Merger shall be effective upon the filing of the Merger Agreement with the Secretary of State of the State of California in accordance with the California Corporations Code (the "Effective Time").

         Section 1.06. Actions At Closing. (a) At the Closing, Empire and Bancorp shall deliver to FBA:

         (i) certified copies of the Articles of Incorporation and Bylaws of Empire and Bancorp and the certificate or articles of incorporation and bylaws of each subsidiary of Bancorp;

         (ii) a certificate signed by appropriate officers of Empire and Bancorp stating that (A) each of the representations and warranties contained in Article II is true and correct in all material respects at the time of the Closing with the same force and effect as if such representations and warranties had been made at the Closing, and (B) all of the conditions set forth in Section 6.01 have been satisfied or waived as provided therein;

         (iii) certified copies of the resolutions of (A) Bancorp's Board of Directors, (B) Empire in its capacity as the sole shareholder of Bancorp, (C) Empire's Board of Directors, and (D) any other body whose approval is required by applicable Corporate Law and the governing documents of Empire and Bancorp, in order to establish the requisite approvals under applicable Corporate Law of this Agreement, the Merger and the other transactions contemplated hereby;

         (iv) currently effective Tax Clearance Certificates issued by the Franchise Tax Board of the State of California (the "Franchise Tax Board") with respect to Bancorp, Redwood and each subsidiary of Bancorp and Redwood, reasonably satisfactory in form and substance to FBA; and

         (v) a legal opinion from counsel for Empire and Bancorp regarding Bancorp, this Agreement and the transactions contemplated hereby, in form reasonably satisfactory to FBA.

         (b) At the Closing, FBA shall deliver to Empire and Bancorp:

         (i) certified copies of the Certificates of Incorporation and Bylaws of FBA and Newco;

         (ii) a certificate signed by an appropriate officer of FBA stating that
         (A) each of the representations and warranties contained in Article III is true and correct in all material respects at the time of the Closing with the same force and effect as if such representations and warranties had been made at the Closing, and (B) all of the conditions set forth in Section 6.02 have been satisfied or waived as provided therein;

         (iii) certified copies of the resolutions of the Boards of Directors of each of FBA and Newco and of FBA in its capacity as the sole shareholder of Newco, establishing the requisite approvals of each of them under applicable Corporate Law of this Agreement, the Merger and the other transactions contemplated hereby;

         (iv) certificates, each dated a recent date, of the Secretary of State of the State of Delaware, stating that FBA is in good standing, and of the appropriate official of the state of Newco's incorporation, certifying that Newco is in good standing;

         (v) a legal opinion from counsel for FBA regarding  FBA, this Agreement
         and  the   transactions   contemplated   hereby,   in  form  reasonably
         satisfactory to Empire and Bancorp; and

         (vi) evidence satisfactory to Empire that FBA has made arrangements to transfer funds representing the Merger Consideration to Empire at the Closing.

         (c)......At the Closing,  FBA, Newco,  Empire and Bancorp shall execute the indemnification agreement contemplated by Section 5.04 hereof.

         Section 1.07. Exchange Procedures; Surrender of Certificates. Empire shall deliver at the Closing one or more certificates which evidence all of the outstanding capital stock of Bancorp, and FBA shall deliver at the Closing payment, in form acceptable to Empire, of the Merger Consideration (less the amount paid to Empire pursuant to the Deposit Agreement (as defined in Section 1.08)). At the Closing, Empire shall execute such documents as FBA requests in order to properly evidence the transfer of all of its ownership in the outstanding capital stock of Bancorp.

         Section 1.08. Deposit Made by FBA. FBA has deposited with Redwood Bank, a California banking corporation which is a wholly-owned subsidiary of Bancorp, the sum of $400,000 (the "Deposit") in an account owned jointly by FBA and Empire. FBA, Empire and Redwood Bank have entered into a separate letter agreement of even date herewith (the "Deposit Agreement") governing the disposition of the Deposit.


                                   ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF EMPIRE AND BANCORP

         To induce FBA to enter into and consummate this Agreement, Empire and Bancorp represent and warrant to FBA as follows:

         Section 2.01.     Organization and Capital Stock.

         (a) Bancorp is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the corporate power to own all of its property and assets, to incur all of its liabilities and to carry on its business as now being conducted.

         (b) Except as disclosed in Section 2.01 of that certain document delivered by Empire and Bancorp to FBA entitled the "Bancorp Disclosure Schedule" and executed by Empire, Bancorp and FBA concurrently with the execution and delivery of this Agreement (the "Bancorp Disclosure Schedule"), as of the date hereof, the authorized capital stock of Bancorp consists solely of 1,000,000 shares of Bancorp Common, of which 250,000 are outstanding, duly and validly issued, fully paid and non-assessable. Empire is the sole legal and beneficial owner of all of the outstanding Bancorp Common. None of the outstanding shares of Bancorp Common has been issued in violation of any preemptive rights of current or past stockholders of Bancorp. Each Certificate representing shares of Bancorp Common issued in replacement of any Certificate theretofore issued which was claimed by the record holder thereof to have been lost, stolen or destroyed was issued by Bancorp only upon receipt of an affidavit of lost stock certificate and a bond sufficient to indemnify Bancorp against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Certificate or the issuance of such replacement Certificate.

         (c) Except as disclosed in Section 2.01 of the Bancorp Disclosure Schedule, there are no shares of capital stock or other equity securities of Bancorp issued or outstanding and no outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of Bancorp or contracts, commitments, understandings or arrangements by which Bancorp is or may be obligated to issue additional shares of its capital stock or other equity securities or options, warrants or rights to purchase or acquire any additional shares of its capital stock or other equity securities.

         Section 2.02. Authorization; No Defaults. The Boards of Directors of Empire and Bancorp have by all requisite action approved this Agreement, the Merger Agreement and the Merger, and the Board of Directors of Empire has approved an irrevocable proxy of even date herewith, whereby Empire has granted to FBA the right to vote Empire's shares of Bancorp Common as provided therein (the "Proxy"). The Merger Agreement and the Proxy are sometimes referred to herein as the "Related Agreements." The Boards of Directors of Empire and Bancorp have authorized the execution of this Agreement and the Related Agreements on behalf of such corporations by their duly authorized officers and the performance by Empire and Bancorp, respectively, of their obligations hereunder. In its capacity as the sole shareholder of Bancorp, Empire has taken all requisite action to approve this Agreement, the Related Agreements and the Merger. Nothing in the Certificate or Articles of Incorporation or Bylaws of Empire or Bancorp or any other agreement, instrument, decree, proceeding, law or regulation (except as specifically referred to in or contemplated by this Agreement) by or to which either of them or any of their respective subsidiaries is bound or subject would prohibit or inhibit (i) Empire or Bancorp from consummating this Agreement, (ii) Empire from giving the Proxy; or (iii) Bancorp from consummating the Merger Agreement and the Merger, on the terms and conditions contemplated hereby. This Agreement has been duly and validly executed and delivered by Empire and Bancorp, and the Proxy has been duly and validly executed and delivered by Empire. Each of such documents constitutes a legal, valid and binding obligation of Empire and Bancorp, and this Agreement constitutes a legal, valid and binding obligation of Empire and Bancorp, in each case enforceable against them in accordance with the terms hereof and thereof. Neither Bancorp nor any Bancorp Subsidiary (as defined in Section 2.03 hereof) is in default under nor in violation of any provision of its articles or certificate of incorporation, bylaws or any promissory note, indenture or evidence of indebtedness or security therefor, lease, contract, purchase or other commitment or other agreement which is material to Bancorp and its subsidiaries taken as a whole, and Empire is not in default or violation of any such provision which would interfere with its ability to consummate the transactions contemplated by this Agreement.

         Section 2.03. Bancorp Subsidiaries. Each of Bancorp's direct and indirect subsidiaries (hereinafter referred to singly as a "Bancorp Subsidiary" and collectively as the "Bancorp Subsidiaries"), the names and jurisdictions of incorporation of which are stated in Section 2.03 of the Bancorp Disclosure Schedule, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and each of the Bancorp Subsidiaries has the corporate power to own its properties and assets, to incur its liabilities and to carry on its business as now being conducted. The number of issued and outstanding shares of capital stock of each Bancorp Subsidiary and the ownership of such shares is set forth in Section 2.03 of the Bancorp Disclosure Schedule; and all of such shares are owned by Bancorp or a Bancorp Subsidiary, free and clear of all liens, encumbrances, rights of first refusal, options or other rights or restrictions of any nature whatsoever, except as disclosed in Section 2.03 of the Bancorp Disclosure Schedule. There are no options, warrants or rights outstanding to acquire any capital stock of any Bancorp Subsidiary, and no person or entity has any other right to purchase or acquire any unissued stock of any Bancorp Subsidiary, nor does any Bancorp

Subsidiary have any obligation of any nature with respect to its unissued shares of stock. Except as disclosed in Section 2.03 of the Bancorp Disclosure
Schedule, neither Bancorp nor any Bancorp Subsidiary is a party to any partnership or joint venture or owns an equity interest in any other business or enterprise.

         Section 2.04. Financial Information. The audited consolidated balance sheets of Bancorp and its subsidiaries as of December 31, 1997 and related consolidated income statements and statements of changes in shareholders' equity and of cash flows for the two years ended December 31, 1997, together with the notes thereto, in the form previously provided to FBA; the unaudited consolidated balance sheets of Bancorp and its subsidiaries as of March 31, 1998 and related consolidated income statements and statements of changes in shareholders' equity for the three months ended March 31, 1998, together with the notes thereto, in the form previously provided to FBA; and the year-end and quarter-end Reports of Condition of Income of Redwood for 1997 and for the three month period ending March 31, 1998, respectively, as filed with the Federal Deposit Insurance Corporation (the "FDIC") (all of such financial statements and notes collectively referred to herein as the "Bancorp Financial Statements"),
(i) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as disclosed therein and except for regulatory reporting differences required for Redwood's reports) and (ii) present fairly the consolidated financial position and the consolidated results of operations, changes in shareholders' equity and cash flows of the respective entity and its consolidated subsidiaries as of the dates and for the periods indicated.

         Section 2.05. Absence of Changes. Except as disclosed in Section 2.05 of the Bancorp Disclosure Schedule, since December 31, 1997 there has not been any material adverse change in the financial condition, the results of operations or the business or prospects of Bancorp and its subsidiaries taken as a whole, nor have there been any events or transactions having such a material adverse effect which should be disclosed in order to make the Bancorp Financial Statements not misleading. Since January 31, 1997, the date of the most recent examination of Redwood by the Department of Financial Institutions of the State of California, there has been no material adverse change in Redwood's financial condition, results of operations or business except for any such changes as are disclosed in Redwood's Reports of Condition and Income filed with the FDIC since such date.

         Section 2.06.  Regulatory  Enforcement Matters.  Except as disclosed in
Section 2.06 of the Bancorp Disclosure Schedule, neither Empire, Bancorp nor any Bancorp Subsidiary is subject to, or has received any notice or advice that it may become subject to, any order, agreement, memorandum of understanding or other regulatory enforcement action or proceeding with or by any foreign, federal or state agency charged with the supervision or regulation of banks or bank holding companies or engaged in the insurance of bank deposits or any other governmental agency having supervisory or regulatory authority with respect to Bancorp or any of its subsidiaries.

         Section 2.07. Tax Matters. Except as disclosed in Section 2.07 of the Bancorp Disclosure Schedule, Bancorp and the Bancorp Subsidiaries have filed all foreign, federal, state and local income, franchise, excise, sales, use, real and personal property and other tax returns required to be filed. All such returns fairly reflect the information required to be presented therein. All provisions for accrued but unpaid taxes contained in the Bancorp Financial Statements were made in accordance with generally accepted accounting principles and in the aggregate do not fail materially to provide for tax liabilities.

         Section 2.08. Litigation. Except as disclosed in Section 2.08 of the Bancorp Disclosure Schedule, there is no litigation, claim or other proceeding pending or, to the knowledge of Bancorp, threatened (i) against Bancorp or any of the Bancorp Subsidiaries, (ii) of which the property of Bancorp or any of the Bancorp Subsidiaries is or would be subject; or (iii) against Empire, with respect to (i) its control of Bancorp or Redwood, (ii) the transfer of capital stock of Bancorp or Redwood, or (iii) the ability of Empire to grant the Proxy or perform its obligations pursuant to this Agreement.

         Section 2.09. Properties, Contracts, Employee Benefit Plans and Other Arrangements. Section 2.09 of the Bancorp Disclosure Schedule specifically identifies the following:

         (a) all real property owned by Bancorp and each Bancorp Subsidiary and the principal buildings and structures located thereon, together with a legal description of such real estate, and each lease of real property to which Bancorp or any Bancorp Subsidiary is a party, identifying the parties thereto, the annual rental, the expiration date thereof and a brief description of the property covered;

         (b) all loan and credit agreements, conditional sales contracts or other title retention agreements or security agreements relating to money borrowed by Bancorp or a Bancorp Subsidiary (exclusive of agreements between Redwood and its customers entered into in the ordinary course of business relating to deposit accounts, the purchase of federal funds and repurchase agreements);

         (c) all agreements, loans, contracts, guaranties, letters of credit, lines of credit or commitments of Bancorp and each Bancorp Subsidiary not referred to elsewhere in this Section 2.09 which:

                  (i) (except for loans, loan commitments or letters of credit) involve payment by Bancorp or any Bancorp Subsidiary of more than $100,000;

                  (ii) involve payments based on profits of Bancorp or any Bancorp Subsidiary;

                  (iii) relate to the future purchase of goods or services in excess of the requirements of its respective business at current levels or for normal operating purposes;

                  (iv)     were not made in the ordinary course of business; or

                  (v)      materially   affect   the   business   o r  financial
                           condition  of  Bancorp  or any  Bancorp Subsidiary;

         (d) all contracts, agreements, plans and arrangements by which any profit sharing, group insurance, hospitalization, stock option, pension, retirement, bonus, deferred compensation, stock bonus, stock purchase, collective bargaining agreements, contracts or arrangements under which pensions, deferred compensation or other retirement benefits are being paid, or plans or arrangements established or maintained, sponsored or undertaken by Bancorp or any Bancorp Subsidiary for the benefit of officers, directors or employees, including each trust or other agreement with any custodian or any trustee for funds held under any such agreement, plan or arrangement, and in respect to any of them, the latest reports or forms, if any, filed with the Department of Labor and Pension Benefit Guaranty Corporation under ERISA (as defined below), any current financial or actuarial reports and any currently effective IRS private ruling or determination letters obtained by or for the benefit of Bancorp or any Bancorp Subsidiary;

         (e) all leases, subleases or licenses with respect to real or personal property, whether as lessor, lessee, licensor or licensee, with annual rental or other payments due thereunder in excess of $25,000;

         (f) all agreements for the employment, retention or engagement, or with respect to the severance, of any officer, employee, agent, consultant or other person or entity which by its terms is not terminable by Bancorp or a Bancorp Subsidiary on thirty (30) days written notice or less without any payment by reason of such termination; and

         (g) the name and compensation arrangement as of June 1, 1998 of each officer, director or employee of Bancorp or any Bancorp Subsidiary with annual compensation in excess of $75,000;

         Copies of each document, plan or contract identified in Section 2.09 of the Bancorp Disclosure Schedule are appended to such Schedule and are hereby incorporated into and constitute a part of the Bancorp Disclosure Schedule.

         Section 2.10. Reports. Since January 1, 1993, Empire, Bancorp and the Bancorp Subsidiaries have filed all reports and statements, together with any amendments required to be made with respect thereto, required to be filed with the Department of Financial Institutions of the State of California, the FDIC and all foreign, federal and state banking or securities authorities and all other governmental authorities with jurisdiction over Empire, Bancorp or any Bancorp Subsidiary. As of the dates indicated thereon, each of such reports and documents, including any financial statements, exhibits and schedules thereto, complied in all material respects with the relevant statutes, rules and regulations enforced or promulgated by the regulatory authority with which they were filed, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Section 2.11. Investment Portfolio. All United States Treasury securities, obligations of other United States Government agencies and corporations, obligations of States and political subdivisions of the United States and other securities held by Bancorp and the Bancorp Subsidiaries, as reflected in the consolidated balance sheet of Bancorp dated March 31, 1998 included in the Bancorp Financial Statements, are carried in accordance with generally accepted accounting principles.

         Section 2.12. Loan Portfolio. Except as disclosed in Section 2.12 of the Bancorp Disclosure Schedule, (i) all loans and discounts reflected in the Bancorp Financial Statements at March 31, 1998 or which were or will be entered into after March 31, 1998 but before the Closing Date were and will be made in all material respects for good, valuable and adequate consideration in the ordinary course of the business of Bancorp and the Bancorp Subsidiaries, in accordance in all material respects with sound lending practices, and they are not subject to any material defenses, setoffs or counterclaims, including without limitation any such as are afforded by usury or truth in lending laws, except as may be provided by bankruptcy, insolvency or similar laws or by general principles of equity; (ii) the notes and other evidences of indebtedness evidencing such loans and all forms of pledges, mortgages and other collateral documents and security agreements are and will be in all material respects enforceable, valid, true and genuine and what they purport to be, except as provided by bankruptcy, insolvency or similar laws or by general principles of equity; and (iii) Bancorp and the Bancorp Subsidiaries have complied and will through the Closing Date comply with all laws and regulations relating to such loans, or to the extent there has not been such compliance, such failure does not and will not interfere materially with the collection of any loan. All loans and loan commitments extended by Bancorp and all extensions, renewals or continuations of such loans and loan commitments were made in accordance with its customary lending standards in the ordinary course of business. Such loans are evidenced by appropriate and sufficient documentation based upon Bancorp's customary and ordinary past practices. To the best of Bancorp's knowledge, the reserve for possible loan and lease losses shown on Redwood's Report of Condition and Income as of March 31, 1998 is adequate in all material respects to provide for possible losses, net of recoveries relating to loans previously charged off, on loans outstanding (including, without limitation, accrued interest receivable) as of March 31, 1998.

         Section 2.13.     Employee Matters and ERISA.

         (a) Neither Bancorp nor any Bancorp Subsidiary has entered into any collective bargaining agreement with any labor organization with respect to any group of employees of Bancorp or any Bancorp Subsidiary, and to the knowledge of Bancorp there is no present effort nor existing proposal to attempt to unionize any group of employees of Bancorp or any Bancorp Subsidiary.

         (b)(i) Bancorp and the Bancorp Subsidiaries have been and are in compliance with all applicable laws and regulations respecting employment and employment practices (including federal, state and local laws and regulations governing worker safety), terms and conditions of employment and wages and hours, including, without limitation, any laws respecting employment discrimination and occupational safety and health requirements, and neither Bancorp nor any Bancorp Subsidiary is engaged in any unfair labor practice; (ii) there is no unfair labor practice complaint against Bancorp or any Bancorp Subsidiary pending or, to the knowledge of Bancorp, threatened before the National Labor Relations Board; (iii) there is no labor dispute, strike, slowdown or stoppage actually pending or, to the knowledge of Bancorp, threatened against or directly affecting Bancorp or any Bancorp Subsidiary; and
(iv) neither Bancorp nor any Bancorp Subsidiary has experienced any work stoppage or other material labor difficulty during the past five years.

         (c) Except as disclosed in Section 2.13(c) of the Bancorp Disclosure Schedule, neither Bancorp nor any Bancorp Subsidiary maintains, contributes to or participates in or has any liability under any employee benefit plans, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any non-qualified employee benefit plans or deferred compensation, bonus, stock or incentive plans, or other employee benefit or fringe benefit programs for the benefit of former or current employees of Bancorp or any Bancorp Subsidiary (collectively, the "Employee Plans"). To the knowledge of Bancorp, no present or former employee of Bancorp or any Bancorp Subsidiary has been charged with breaching nor has breached a fiduciary duty under any Employee Plan. Neither Bancorp nor any Bancorp Subsidiary participates in, nor has it in the past five years participated in, nor has it any present or future obligation or liability under, any multi-employer plan (as defined at Section 3(37) of ERISA). Except as separately disclosed in Section 2.13(c) of the Bancorp Disclosure Schedule, neither Bancorp nor any Bancorp Subsidiary maintains, contributes to, or participates in any plan that provides health, major medical, disability or life insurance benefits to former employees of Bancorp or any Bancorp Subsidiary.

         (d) All liabilities of the Employee Plans have been funded on the basis of consistent methods in accordance with sound actuarial assumptions and practices, and no Employee Plan, at the end of any plan year, or at March 31, 1998, had an accumulated funding deficiency. No actuarial assumptions have been changed since the last written report of actuaries on the Employee Plans. All insurance premiums (including premiums to the Pension Benefit Guaranty Corporation) have been paid in full, subject only to normal retrospective adjustments in the ordinary course. Except as reflected in the Bancorp Financial Statements, Bancorp and the Bancorp Subsidiaries have no contingent or actual liabilities under Title IV of ERISA. No accumulated funding deficiency (within the meaning of Section 302 of ERISA or Section 412 of the Internal Revenue Code of 1986, as amended (the "Code")) has been incurred with respect to any Employee Plan, whether or not waived. No reportable event (as defined in Section 4043 of ERISA) has occurred with respect to any Employee Plan as to which a notice would be required to be filed with the Pension Benefit Guaranty Corporation. No claim is pending, threatened or imminent with respect to any Employee Plan (other than a routine claim for benefits for which plan administrative review procedures have not been exhausted) for which Bancorp or any Bancorp Subsidiary would be liable, except as is reflected in the Bancorp Financial Statements. Bancorp and the Bancorp Subsidiaries have no liability for excise taxes under Sections 4971, 4975, 4976, 4977, 4979 or 4980B of the Code or for a fine under Section 502 of ERISA with respect to any Employee Plan. All Employee Plans have in all material respects been operated, administered and maintained in accordance with the terms thereof and in compliance with the requirements of all applicable laws, including, without limitation, ERISA.

         Section 2.14. Title to Properties; Compliance of Properties with Laws and Regulations; Insurance. Except as disclosed in Section 2.14 of the Bancorp Disclosure Schedule: (i) Bancorp and the Bancorp Subsidiaries have marketable title, insurable at standard rates, free and clear of all liens, charges and encumbrances (except taxes which are a lien but not yet payable and liens, charges or encumbrances reflected in the Bancorp Financial Statements and easements, rights-of-way, and other restrictions which are not material, and further excepting in the case of other Real Estate Owned ("OREO"), as such real estate is internally classified on the books of Bancorp or any Bancorp
Subsidiary, rights of redemption under applicable law) to all of their real properties; (ii) all leasehold interests for real property and any material personal property used by Bancorp or any Bancorp Subsidiary in its business are held pursuant to lease agreements which are valid and enforceable in accordance with their terms, except as provided by bankruptcy, insolvency or similar laws or by general principles of equity; (iii) all such properties comply in all material respects with all applicable zoning requirements, governmental laws and regulations (including federal, state and local laws and regulations governing access to properties by persons with disabilities), and private agreements, and there are no regulatory or condemnation proceedings pending or, to Bancorp's knowledge, threatened with respect to any of such properties; (iv) Bancorp and the Bancorp Subsidiaries have valid title or other ownership rights under enforceable licenses to all material intangible personal and intellectual property used by Bancorp or any Bancorp Subsidiary in its business, free and clear of any material claim, defense or right of any other person or entity, subject only to rights of the licensors pursuant to applicable license agreements, which rights do not materially and adversely interfere with the use of such property; and (v) all material insurable properties owned or held by Bancorp or any Bancorp Subsidiary are adequately insured by financially sound and reputable insurers in such amounts and against fire and other risks insured against by extended coverage and public liability insurance, as is customary with banks of similar size.

         Section 2.15. Environmental Matters. As used in this Agreement, "Environmental Laws" means all local, state and federal environmental, health and safety laws and regulations in all jurisdictions in which Bancorp or any Bancorp Subsidiary has done business or owned, leased or operated property, including, without limitation, the Federal Resource Conservation and Recovery Act, the Federal Comprehensive Environmental Response, Compensation and Liability Act, the Federal Clean Water Act, the Federal Clean Air Act, and the Federal Occupational Safety and Health Act.

         Neither the conduct nor operation of Bancorp or any Bancorp Subsidiary nor any condition of any property presently or previously owned, leased or operated by any of them on their own behalf or in a fiduciary capacity violates any Environmental Law in any respect material to the business of Bancorp and the Bancorp Subsidiaries, taken as a whole, and no condition or event has occurred with respect to any of them or any property that, with notice or the passage of time, or both, would constitute a violation material to the business of Bancorp and the Bancorp Subsidiaries, taken as a whole, of any Environmental Law or obligate (or potentially obligate) Bancorp or any Bancorp Subsidiary to remedy, stabilize, neutralize or otherwise alter the environmental condition of any property, where the aggregate cost of such actions would be material to Bancorp and the Bancorp Subsidiaries, taken as a whole. Neither Bancorp nor any Bancorp Subsidiary has received notice from any person or entity that Bancorp or any Bancorp Subsidiary, or the operation or condition of any property ever owned, leased or operated by any of them on their own behalf or in a fiduciary capacity, are or were in violation of any Environmental Law, or that Bancorp or any Bancorp Subsidiary is responsible (or potentially responsible) for remedying, or the cleanup of, any pollutants, contaminants, or hazardous or toxic wastes, substances or materials at, on or beneath any such property.

         Section 2.16. Compliance with Laws and Regulations. Except as disclosed in Section 2.16 of the Bancorp Disclosure Schedule, Empire, Bancorp and the Bancorp Subsidiaries have all licenses, franchises, permits and other governmental authorizations that are required to enable them to conduct their respective businesses in all material respects, are qualified to conduct business in every jurisdiction in which such qualification is required and are in compliance in all material respects with all applicable laws and regulations.

         Section 2.17. Brokerage. There are no existing claims or agreements for brokerage commissions, finders' fees, investment banking fees, financial advisory fees or similar compensation in connection with the transactions contemplated by this Agreement payable by Empire, Bancorp, any Bancorp Subsidiary or any affiliate of any of such entities or, if there are any such claims or agreements, they will be for the sole account of Empire, and neither Bancorp nor any Bancorp Subsidiary nor any affiliate thereof shall have any liability therefor.

         Section 2.18. No Undisclosed Liabilities. Neither Bancorp nor any Bancorp Subsidiary has any material liability, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and whether due or to become due (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit or proceeding, hearing, charge, complaint, claim or demand against Bancorp or any Bancorp Subsidiary giving rise to any such liability), except (i) liabilities reflected in the Bancorp Financial Statements, (ii) liabilities of the same type incurred in the ordinary course of business of Bancorp and the Bancorp Subsidiaries since March 31, 1998, and (iii) as disclosed in Section 2.18 of the Bancorp Disclosure Schedule.

         Section 2.19. Statements True and Correct. None of the information supplied or to be supplied by Empire, Bancorp or Redwood for inclusion in any document to be filed with the Securities and Exchange Commission ("SEC") or any regulatory authority in connection with the transactions contemplated hereby will, at the respective times such documents are filed, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not misleading. All documents that Empire, Bancorp and Redwood are responsible for filing with any regulatory authority in connection with the transactions contemplated hereby will comply in all material respects with the provisions of applicable law and the applicable rules and regulations thereunder.

         Section 2.20. Commitments and Contracts. Except as disclosed in Section
2.20 of the Bancorp Disclosure Schedule (a true and correct copy of each document or other item in question having been made available to FBA for inspection), neither Bancorp nor any Bancorp Subsidiary is a party or subject to any of the following (whether written or oral, express or implied):

         (i) any agreement, arrangement or commitment not made in the ordinary course of business;

         (ii) any agreement, indenture or other instrument not reflected in the Bancorp Financial Statements relating to the borrowing of money by Bancorp or a Bancorp Subsidiary or the guarantee by Bancorp or a Bancorp Subsidiary of any obligation (other than trade payables or instruments related to transactions entered into in the ordinary course of business by Bancorp or a Bancorp Subsidiary, such as deposits, federal funds borrowings and repurchase agreements), other than agreements, indentures or instruments providing for annual payments of less than $50,000; or

         (iii) any contract containing covenants which limit the ability of Bancorp or a Bancorp Subsidiary to compete in any line of business or with any person or containing any restriction of the geographical area in which, or method by which, Bancorp or any Bancorp Subsidiary may carry on its business.

         Section 2.21. Material Interest of Certain Persons. Except as disclosed in Section 2.21 of the Bancorp Disclosure Schedule:

         (a) no officer or director of Bancorp or any "associate" (as such term is defined in Rule 14a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of any such officer or director, has any material interest in any material contract or property (real or personal, tangible or intangible), used in or pertaining to the business of Bancorp or any Bancorp Subsidiary; and

         (b) all outstanding loans from Bancorp to any present officer, director, employee or any associate or related interest of any such person ("Insider Loans") were approved by or reported to the Board of Directors in accordance with all applicable laws and regulations.

         Section 2.22. Conduct to Date. Except as disclosed in Section 2.22 of the Bancorp Disclosure Schedule, from and after December 31, 1997, neither Bancorp nor any Bancorp Subsidiary has (i) failed to conduct its business in the ordinary and usual course consistent with past practices; (ii) issued, sold, granted, conferred or awarded any common or other stock, or any corporate debt securities which would be classified under generally accepted accounting principles applied on a consistent basis as long-term debt on the balance sheets of Bancorp or any Bancorp Subsidiary; (iii) effected any stock split or adjusted, combined, reclassified or otherwise changed its capitalization; (iv) declared, set aside or paid any dividend or other distribution in respect of its capital stock, or purchased, redeemed, retired, repurchased, or exchanged, or otherwise directly or indirectly acquired or disposed of any of its capital stock; (v) incurred any material obligation or liability (absolute or contingent), except normal trade or business obligations or liabilities incurred in the ordinary course of business, or subjected to lien any of its assets or properties other than in the ordinary course of business consistent with past practice; (vi) discharged or satisfied any material lien or paid any material obligation or liability (absolute or contingent), other than in the ordinary course of business; (vii) sold, assigned, transferred, leased, exchanged, or otherwise disposed of any of its properties or assets other than for a fair consideration in the ordinary course of business; (viii) except as required by contract or law, (A) increased the rate of compensation of, or paid any bonus to, any of its directors, officers, or other employees, except merit or promotion increases in accordance with existing policy, (B) entered into any new, or amended or supplemented any existing, employment, management, consulting, deferred compensation, severance or other similar contract, (C) entered into, terminated or substantially modified any of the Employee Plans or
(D) agreed to do any of the foregoing; (ix) suffered any material damage, destruction, or loss, whether as the result of fire, explosion, earthquake, accident, casualty, labor trouble, requisition, or taking of property by any regulatory authority, flood, windstorm, embargo, riot, act of God or the enemy, or other casualty or event, and whether or not covered by insurance; (x) canceled or compromised any debt, except in accordance with past practice; (xi) entered into any material transaction, contract or commitment outside the ordinary course of its business or (xii) made or guaranteed any loan to any of the Employee Plans.

         Section 2.23. Irrevocable Proxy. Empire has delivered to FBA concurrently with the execution of this Agreement the Proxy, which is a legal, valid and binding obligation of Empire, enforceable in accordance with its terms.


                                   ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF FBA

         To induce Empire and Bancorp to enter into and consummate this Agreement, FBA represents and warrants to Empire and Bancorp as follows:

         Section 3.01. Organization. FBA is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

FBA has the corporate power to own all of its property and assets, to incur all of its liabilities and to carry on its business as now being conducted.

         At the Closing, Newco will be a duly organized, validly existing corporation pursuant to the laws of the state of its incorporation, qualified to business in every jurisdiction in which such qualification is required, and Newco will have no material liabilities.

         Section 3.02. Authorization. The Board of Directors of FBA has by all requisite action approved this Agreement and the Merger and authorized the execution hereof on its behalf by its duly authorized officers and the performance by FBA of its obligations hereunder. Nothing in the Certificate of Incorporation or Bylaws of FBA or any other agreement, instrument, decree, proceeding, law or regulation (except as specifically referred to in or contemplated by this Agreement) by or to which FBA or any of FBA's subsidiaries is bound or subject would prohibit or inhibit FBA from consummating this Agreement and the Merger on the terms and conditions herein contained. This Agreement has been duly and validly executed and delivered by FBA and constitutes a legal, valid and binding obligation, enforceable against FBA in accordance with its terms.

         Section 3.03. Absence of Changes. Since March 31, 1998 there has not been any material adverse change in the financial condition, the results of operations or the business or prospects of FBA that would prevent FBA from consummating this Agreement and the Merger.

         Section 3.04. Litigation. There is no litigation, claim or other proceeding pending or, to the best of FBA's knowledge, threatened against FBA or any of its subsidiaries that would prohibit FBA or Newco from consummating the Merger.

         Section 3.05. Statements True and Correct. None of the information supplied or to be supplied by FBA for inclusion in any documents to be filed with the SEC or any banking or other regulatory authority in connection with the transactions contemplated hereby will, at the respective times such documents are filed, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein not misleading. All documents that FBA is responsible for filing with any regulatory authority in connection with the transactions contemplated by this Agreement will comply in all material respects with the provisions of applicable law and the applicable rules and regulations thereunder.

         Section 3.06. No Default. FBA and the FBA Subsidiaries are neither in default under nor in violation of any provision of their respective Articles or Certificates of Incorporation or Bylaws, or, to the best of FBA's knowledge, any promissory note, indenture or any evidence of indebtedness or security therefor, lease, contract, purchase or other commitment or any other agreement which is material to FBA and the FBA Subsidiaries, taken as a whole, where the effect of such default or violation substantially impairs the ability of FBA to carry out its obligations under this Agreement.

         Section 3.07. Compliance with Law. FBA and the FBA Subsidiaries have all licenses, franchises, permits and other governmental authorizations that are legally required to enable them to conduct their respective businesses in all material respects, are qualified to conduct business in every jurisdiction (whether federal, state, local or foreign) in which such qualification is required and, to the best of FBA's knowledge, are in compliance in all material respects with all applicable laws and regulations.

         Section 3.08. Brokerage. There are no existing claims or agreements for brokerage commissions, finders' fees, investment banking fees, financial advisory fees or similar compensation in connection with the transactions contemplated by this Agreement payable by FBA, any FBA Subsidiary or any affiliate of such entities.

         Section 3.09. Regulatory Status. To the best of FBA's knowledge, neither FBA nor any of the FBA Subsidiaries has taken or agreed to take any action or has knowledge of any fact or circumstance that would materially impede or delay the approval of the Merger by any regulatory authority.

         Section 3.10. Financial Ability. FBA has sufficient financial resources to carry out its obligations pursuant to this Agreement, including, without limitation, the ability to pay Empire the Merger Consideration, and FBA will maintain sufficient financial resources for such purpose from the date hereof to the Closing Date, including assets in the form of cash, cash equivalents, securities held for sale and the ability to borrow funds from First Banks, Inc. pursuant to the existing line of credit in the amount of $20,000,000.


                                   ARTICLE IV

                        AGREEMENTS OF EMPIRE AND BANCORP

         Section 4.01. Business in Ordinary Course. Empire agrees to cause Bancorp to comply with each of the agreements and covenants contained in this
Article IV, and Bancorp agrees to comply, or, if applicable, cause the Bancorp Subsidiaries to comply with each of such covenants and agreements:

         (a) Bancorp and each Bancorp Subsidiary shall continue to carry on their respective businesses and the discharge or incurrence of obligations and liabilities only in the usual, regular and ordinary course of business, as heretofore conducted, and by way of amplification and not limitation, Bancorp and each Bancorp Subsidiary will not do any of the following or enter into any agreement to do so:

         (i) declare or pay any dividend or make any other distribution to shareholders, whether in cash, stock or other property;

         (ii) issue any capital stock or other stock or any options, warrants, or other rights to subscribe for or purchase capital stock or any other stock or any securities convertible into or exchangeable for any capital stock;

         (iii) directly or indirectly redeem, purchase or otherwise acquire any Bancorp Capital Stock or any other stock of Bancorp or any Bancorp Subsidiary;

         (iv) effect a reclassification, recapitalization, split-up, exchange of shares, readjustment or other similar change in or to any capital stock, or otherwise reorganize or recapitalize; or

         (v) change its certificate or articles of incorporation or association, as the case may be, or bylaws, nor merge or consolidate with, or sell a significant portion of its assets to, any person or entity.

         (b) Bancorp and each Bancorp Subsidiary will not, without the prior written consent of FBA, do any of the following or enter into an agreement to do so:

         (i) grant any increase (other than ordinary and normal increases consistent with past practices) in the compensation payable or to become payable to officers or salaried employees, grant any stock options or, except as required by law, adopt or make any change in any bonus, insurance, pension, or other Employee Plan, agreement, payment or arrangement made to, for or with any of such officers or employees;

         (ii) borrow or agree to borrow any amount of funds, except in the ordinary course of business, or directly or indirectly guarantee or agree to guarantee any obligations of others;

         (iii) make or commit to make any new loan or letter of credit or any new or additional discretionary advance under any existing line of credit, except in the ordinary course of business, consistent with prudent lending standards and past practice. Bancorp shall provide to FBA copies of all minutes of meetings of the Loan Committee of Redwood, and a representative of FBA shall be permitted to attend all meetings of the Loan Committee from the date hereof until the Closing;

         (iv) purchase or otherwise acquire any investment security for its own account, except in the ordinary course of business, consistent with Redwood's investment policies and its past practice. On or before the fifteenth day of each month prior to the Closing, Bancorp shall submit to FBA a written report for the preceding month if during such preceding month Bancorp or any Bancorp Subsidiary acquired any investment security having an average remaining life greater than three years or any asset-backed securities other than those issued or guaranteed by the Federal National Mortgage Association or the Federal

         Home Loan Mortgage Corporation, identifying each such security and the terms of the acquisition;

         (v) enter into any agreement, contract or commitment having a term in excess of three (3) months other than letters of credit, loan agreements, deposit agreements, and other lending, credit and deposit agreements and documents made in the ordinary course of business;

         (vi) except in the ordinary course of business, place on any of its assets or properties any mortgage, pledge, lien, charge, or other encumbrance;

         (vii) except in the ordinary course of business, cancel or accelerate any material indebtedness owing to Bancorp or a Bancorp Subsidiary or any claims which Bancorp or any Bancorp Subsidiary may possess, or waive any material rights of substantial value;

         (viii) sell or otherwise dispose of any real property or any material amount of any tangible or intangible personal property, other than (A) properties acquired in foreclosure or otherwise in the ordinary collection of indebtedness, and (B) property disposed of in connection with the relocation of the headquarters office and San Rafael branch office of Redwood;

         (ix) foreclose upon or otherwise take title to or possession or control of any real property without first obtaining a phase one environmental report thereon which indicates that the property is free of pollutants, contaminants or hazardous or toxic waste materials or, if not free, that the property can be remediated without unreasonable expense or liability; provided, however, that Bancorp and the Bancorp Subsidiaries shall not be required to obtain such a report with respect to single family, non-agricultural residential property of one acre or less to be foreclosed upon unless the entity proposing to acquire the property has reason to believe that such property might contain any such waste materials or otherwise might be contaminated;

         (x) commit any act or fail to do any act which will cause a breach of any agreement, contract or commitment and which will have a material adverse effect on the business, financial condition or earnings of Bancorp or a Bancorp Subsidiary;

         (xi) violate any law, statute, rule, governmental regulation or order, which violation might have a material adverse effect on the business, financial condition, or earnings of Bancorp or a Bancorp Subsidiary;

         (xii) purchase any real or personal property or make any other capital expenditure where the amount paid or committed therefor is in excess of $75,000; or

         (xiii) increase or decrease the rate of interest paid on time deposits or on certificates of deposit, except in a manner consistent with past practices.

         (c) Bancorp and the Bancorp Subsidiaries will not, without the prior written consent of FBA, engage in any transaction or take any action that would render untrue in any material respect any of the representations and warranties of Bancorp contained in Article II hereof, if such representations and warranties were given immediately following such transaction or action.

         (d) Bancorp shall promptly notify FBA of the occurrence of any matter or event known to and directly involving Bancorp that is materially adverse to the business, operations, properties, assets, or condition (financial or otherwise) of Bancorp and the Bancorp Subsidiaries, taken as a whole.

         (e) Neither Empire nor Bancorp shall solicit or encourage, or hold discussions or negotiations with or provide information to, any person or entity in connection with any proposal for the acquisition of all or a substantial portion of the business, assets, shares of Bancorp Common or other securities or assets of Bancorp or any Bancorp Subsidiary. Empire and Bancorp shall promptly advise FBA of its receipt of any such proposal or inquiry and the substance thereof.

         Section 4.02. Breaches. Bancorp shall, in the event it has knowledge of the occurrence, or impending or threatened occurrence, of any event or condition which would cause or constitute a breach (or would have caused or constituted a breach had such event occurred or been known prior to the date hereof) of any of its representations or agreements contained or referred to herein, give prompt written notice thereof to FBA and use its best efforts to prevent or promptly remedy the same.

         Section 4.03. Shareholder Approval. Empire will not take any action or permit any other party to take any action which is inconsistent with the Proxy or Empire's approval of this Agreement and the Merger.

         Section 4.04. Consummation of Agreement. Empire and Bancorp shall perform and fulfill all conditions and obligations on their parts to be performed or fulfilled under this Agreement and to cause the Merger to be consummated as expeditiously as reasonably practicable. Empire and Bancorp shall furnish to FBA in a timely manner all information, data and documents requested by FBA for filing with any regulatory authority or otherwise required to effect the transactions contemplated by this Agreement and shall join with FBA and/or Newco in making any application with respect to which FBA determines it is necessary or desirable for Bancorp to do so.

         Section 4.05. Environmental Reports. Empire and Bancorp shall provide to FBA, as soon as reasonably practical, but not later than forty-five (45) days after the date hereof, a report of a phase one environmental investigation on all real property owned, leased or operated by Bancorp or any Bancorp Subsidiary as of the date hereof (other than space in retail and similar establishments leased by Bancorp for automatic teller machines), and within ten (10) days after the acquisition or lease of any real property acquired or leased by Bancorp or any Bancorp Subsidiary after the date hereof (other than space in retail and similar establishments leased or operated for automatic teller machines), except as otherwise provided in Section 4.01(b)(ix). If required by the phase one investigation, in FBA's reasonable opinion, Bancorp shall obtain and provide to FBA a report of a phase two investigation on properties requiring such additional study. FBA shall have fifteen (15) business days from the receipt of any such phase two report to notify Bancorp of any objection to the contents of such report. Should the cost of taking all remedial and corrective actions and measures (i) required by applicable law or (ii) recommended or suggested by such report or prudent in light of serious life, health or safety concerns, in the aggregate, exceed the sum of $100,000 as reasonably estimated by an environmental expert retained for such purpose by FBA and reasonably acceptable to Bancorp, or if the cost of such actions and measures cannot be so reasonably estimated by such expert to be $100,000 or less with a reasonable degree of certainty, then FBA shall have the right pursuant to Section 7.05 hereof, for a period of ten (10) business days following receipt of such estimate or indication that the cost of such actions and measures can not be so reasonably estimated, to terminate this Agreement, which shall be FBA's sole remedy in such event.

         Section 4.06. Access to Information. Bancorp shall permit FBA reasonable access, in a manner which will avoid undue disruption or interference with Bancorp's normal operations to its properties and shall cause the Bancorp Subsidiaries to provide to FBA comparable access to their properties, and Bancorp shall disclose and make available to FBA all books, documents, papers and records relating to the assets, stock ownership, properties, operations, obligations and liabilities of Bancorp and the Bancorp Subsidiaries including, but not limited to, all books of account (including the general ledger), tax records, minute books of directors' and shareholders' meetings, organizational documents, material contracts and agreements, loan files, filings with any regulatory authority, accountants' workpapers (if available and subject to the respective independent accountants' consent), litigation files, plans affecting employees, and any other business activities or prospects in which FBA may have a reasonable and legitimate interest in furtherance of the transactions contemplated by this Agreement. FBA will comply with the Confidentiality Agreement dated June 8, 1998, by and between Bancorp and FBA, in connection with information made available to FBA pursuant to this Section 4.06.

         Section 4.07. Consents to Contracts and Leases. Bancorp shall obtain all necessary consents with respect to all interests of Bancorp and the Bancorp Subsidiaries in any leases, licenses, contracts, instruments and rights which require the consent of another person for the Merger.

         Section 4.08. Subsequent Financial Statements. As soon as available after the date hereof, Bancorp shall deliver to FBA the monthly unaudited consolidated balance sheets and profit and loss statements of Bancorp prepared for its internal use, its Report of Condition and Income for each quarterly period completed prior to the Closing, and all other financial reports or statements submitted to regulatory authorities after the date hereof, to the extent permitted by law (collectively, the "Subsequent Bancorp Financial Statements"). The Subsequent Bancorp Financial Statements shall be prepared on a basis consistent with past accounting practices and generally accepted accounting principles consistently applied, shall fairly present the financial condition and results of operations for the dates and periods presented, and shall not include any material assets or omit to state any material liabilities, absolute or contingent, or other facts, which inclusion or omission would render such financial statements misleading in any material respect.

         Section 4.09. Merger Agreement. Promptly following the satisfaction or waiver by Empire and Bancorp of all of the conditions set forth in Section 6.02, Bancorp will enter into the Merger Agreement (as amended, if necessary, to conform to any requirements imposed by any regulatory authority having jurisdiction over the Merger) and perform its obligations thereunder.

         Section 4.10. Notice of Material Events. Empire and Bancorp shall promptly notify FBA of the occurrence of any matter or event known to and directly involving Empire, Bancorp or any Bancorp Subsidiary that is materially adverse to the business, operations, properties, assets or condition (financial or otherwise) of Bancorp and the Bancorp Subsidiaries, taken as a whole.

         Section 4.11. Intentional Breach; Violation of Law. Neither Empire nor Bancorp shall (i) intentionally commit any act or fail to do any act which will cause a breach of any agreement, contract or commitment and which will have a material adverse effect on the ability of Empire or Bancorp to perform its obligations under this Agreement, or (ii) knowingly violate any law, statute, rule, governmental regulation or order, which violation would have a material adverse effect on the ability of Empire or Bancorp to perform its obligations under this Agreement.


                                    ARTICLE V

                                AGREEMENTS OF FBA

         Section 5.01. Regulatory Approvals. FBA shall file all regulatory applications required in order to consummate the Merger, including but not limited to the necessary applications for the prior approval of the Federal Reserve Board, use its best efforts to obtain all necessary approvals and authorizations required to consummate the transactions contemplated by this Agreement, keep Empire and Bancorp reasonably informed as to the status of such applications and make available to Empire and Bancorp, upon reasonable request by Bancorp from time to time, copies of such applications and any supplementally filed materials. FBA shall file a draft application with the Federal Reserve Bank of St. Louis no later than 45 days after the date of this Agreement.

         Section 5.02. Breaches. FBA shall, in the event it has knowledge of the occurrence, or impending or threatened occurrence, of any event or condition which would cause or constitute a breach (or would have caused or constituted a breach had such event occurred or been known prior to the date hereof) of any of its representations or agreements contained or referred to herein, give prompt written notice thereof to Empire and Bancorp and use its best efforts to prevent or promptly remedy the same.

         Section 5.03. Consummation of Agreement. FBA shall perform and fulfill all conditions and obligations on its part to be performed or fulfilled under this Agreement and to cause the Merger to be consummated as expeditiously as reasonably practicable.

         Section 5.04. Indemnification. At the Closing, FBA, Newco, Empire and Bancorp shall execute and deliver an indemnification agreement providing for Newco and FBA to indemnify the present and former officers, directors, employees and agents of Bancorp and the Bancorp Subsidiaries against losses, subject to limitations agreed to by FBA, Newco, Empire and Bancorp.

         Section 5.05. Separate Corporate Existence of Redwood. For a period of not less than three (3) years following the Closing, FBA will cause Redwood to retain its charter to engage in the banking business and, except in a transaction in which Redwood is the surviving entity, FBA will not cause or permit Redwood to enter into a merger, reorganization, consolidation or other similar transaction. During such three year period, FBA will cause Redwood to have seven (7) directors, of whom three will be elected after having been designated by the chief executive officer of Redwood (subject to FBA's approval), three will be designated by FBA, and one will be elected after the chief executive officer of Redwood has been given the opportunity to suggest an appropriate candidate.

         Section 5.06. Employment Agreements. At the Closing, FBA will cause Redwood to enter into employment agreements with each of Messrs. Anthony S. Dee and David T. Currie and Ms. Susan Chase, in the form previously agreed to by FBA and Bancorp.

         Section 5.07. Employee Benefits. FBA shall provide the benefits described in this Section 5.07 with respect to each person who remains an employee of Bancorp or any Bancorp Subsidiary following the Closing Date (each a "Continued Employee"). Subject to FBA's ongoing right to adopt subsequent amendments or modifications of any plan referred to in this Section 5.07 or to terminate any such plan, in FBA's sole discretion, each Continued Employee shall be entitled, as a new employee of a subsidiary of FBA, to participate in such employee benefit plans, as defined in Section 3(3) of ERISA, or any non-qualified employee benefit plans or deferred compensation, stock option, bonus or incentive plans, or other employee benefit or fringe benefit programs as may be in effect generally for employees of all of FBA's subsidiaries (the "FBA Plans"), if and as a Continued Employee shall be eligible and, if required, selected for participation therein under the terms thereof and otherwise shall not be participating in a similar plan which is maintained by Bancorp or a Bancorp Subsidiary after the Effective Time. Bancorp employees shall participate therein on the same basis as similarly situated employees of other subsidiaries of FBA. All such participation shall be subject to the terms of such plans as may be in effect from time to time, and this Section 5.07 is not intended to give Continued Employees any rights or privileges superior to those of other employees of subsidiaries of FBA. FBA may terminate or modify all Employee Plans, and FBA's obligation under this Section 5.07 shall not be deemed or construed so as to provide duplication of similar benefits but, subject to that qualification, FBA shall credit each Continued Employee with his or her term of service with Bancorp and the Bancorp Subsidiaries, for purposes of vesting and any age or period of service requirements for commencement of participation with respect to any FBA Plan in which Continued Employees may participate.

         Section 5.08. Merger Agreement. Promptly following the satisfaction or waiver by FBA of all of the conditions set forth in Section 6.01, FBA will cause Newco to enter into the Merger Agreement (as amended, if necessary, to conform to any requirements imposed by any regulatory authority having jurisdiction over the Merger) and to perform its obligations thereunder.

         Section 5.09. Notice of Material Events. FBA shall promptly notify Empire and Bancorp of the occurrence of any matter or event known to and directly involving FBA or any FBA Subsidiary that is materially adverse to the business, operations, properties, assets or condition (financial or otherwise) of FBA and the FBA Subsidiaries, taken as a whole.

         Section 5.10. Intentional Breach; Violation of Law. FBA shall not (i) intentionally commit any act or fail to do any act which will cause a breach of any agreement, contract or commitment and which will have a material adverse effect on the ability of FBA to perform its obligations under this Agreement, or
(ii) knowingly violate any law, statute, rule, governmental regulation or order, which violation would have a material adverse effect on the ability of FBA to perform its obligations under this Agreement.


                                   ARTICLE VI

                       CONDITIONS PRECEDENT TO THE MERGER

         6.01.....Conditions  to the  Obligations of FBA.  FBA's  obligations to effect the Merger and the other transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by FBA) prior to or on the Closing Date of the following conditions:

         (a) the representations and warranties made by Empire and Bancorp in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date;

         (b) Empire and Bancorp shall have performed and complied in all material respects with all of their obligations and agreements required to be performed prior to the Closing Date;

         (c) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding by any regulatory authority or other person seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger which makes the consummation of the Merger illegal;

         (d) all necessary approvals, consents and authorizations required by law for consummation of the Merger, including all legally required regulatory approvals, shall have been obtained, and all waiting periods required by law shall have expired;

         (e) FBA shall have  received  the  environmental  reports  required  by
Section 4.05 hereof and shall not have elected pursuant to Section 7.05 hereof to terminate this Agreement;

         (f) FBA shall have received all documents required to be received from Empire and Bancorp on or prior to the Closing Date, all in form and substance reasonably satisfactory to FBA;

         (g) the Bancorp Financial Statements and the Subsequent Bancorp Financial Statements shall not be inaccurate in any material respect; and

         (h) the matters referred to in Section 2.01 of the Bancorp Disclosure Schedule shall have been resolved to FBA's reasonable satisfaction.

         Section 6.02. Conditions to the Obligations of Empire and Bancorp. The obligations of Empire and Bancorp to effect the Merger and the other transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by Empire and Bancorp) prior to or on the Closing Date of the following conditions:

         (a) the representations and warranties made by FBA in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on the Closing Date;

         (b) FBA shall have performed and complied in all material respects with all of its obligations and agreements hereunder required to be performed prior to the Closing Date;

         (c) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect, nor shall any proceeding by any bank regulatory authority or other person seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger which makes the consummation of the Merger or the other transactions contemplated hereby illegal;

         (d) all necessary approvals, consents and authorizations required by law for consummation of the Merger, including the requisite approval of the shareholders of Bancorp and all legally required regulatory approvals, shall have been obtained, and all waiting periods required by law shall have expired; and

         (e) Empire and Bancorp shall have received all documents required to be received from FBA on or prior to the Closing Date, all in form and substance reasonably satisfactory to Empire and Bancorp;

         (f) FBA shall have received written notice on or before February 15, 1999 from the Federal Reserve Bank of St. Louis that FBA's application for approval to acquire control of Bancorp and the Bancorp Subsidiaries has been accepted for filing by such Federal Reserve Bank;

         (g) No litigation, proceeding or investigation (other than as contemplated by the regulatory approval process) shall be pending or threatened before any governmental agency with respect to the transactions contemplated by this Agreement which, if decided adversely, would have a material adverse effect upon the economic benefits to be received by Empire upon the Closing of the transactions; and

         (h) Empire and Redwood shall have entered into the indemnification agreement contemplated by Section 5.04 hereof.


                                   ARTICLE VII

                                   TERMINATION

         Section 7.01. Mutual Agreement. This Agreement may be terminated by the mutual written agreement of the parties at any time prior to the Closing Date, regardless of whether approval of this Agreement and the Merger by the shareholders of Bancorp or FBA shall have been previously obtained.

         Section 7.02. Breach of Agreements. In the event that there is a material breach of any of the representations and warranties or agreements of FBA, on the one hand, or Empire or Bancorp, on the other hand, which breach is not cured within thirty (30) days after notice to cure such breach is given to the breaching party by the non-breaching party, then the non-breaching party, regardless of whether any approval of the transactions contemplated by this Agreement shall have been previously obtained, may terminate and cancel this Agreement by providing written notice of such action to the other parties hereto.

         Section 7.03. Failure of Conditions. In the event that any of the conditions to the obligations of a party are not satisfied or waived on or prior to the Closing Date, and if any applicable cure period provided in Section 7.02 hereof has lapsed, then such party may terminate and cancel this Agreement by delivery of written notice of such action to the other parties.

         Section 7.04. Denial of Regulatory Approval. If any regulatory application filed pursuant to Section 5.01 hereof should be finally denied or disapproved by a regulatory authority, then this Agreement thereupon shall be deemed terminated and canceled; provided, however, that a request for additional information or undertaking by FBA, as a condition for approval, shall not be deemed to be a denial or disapproval so long as FBA diligently provides the requested information or undertaking. In the event an application is denied pending an appeal, petition for review or similar such act on the part of FBA (hereinafter referred to as the "Appeal") then the application will be deemed denied unless FBA prepares and timely files an Appeal and continues the appellate process for purposes of obtaining the necessary approval.

         Section 7.05. Environmental Reports. FBA may terminate this Agreement to the extent provided in Section 4.05 by giving written notice of such termination to Empire and Bancorp.

         Section 7.06. Regulatory Enforcement Matters. In the event that Bancorp or any Bancorp Subsidiary shall become a party or subject to any new or amended written agreement, memorandum of understanding, cease and desist order, imposition of civil money penalties or other regulatory enforcement action or proceeding with any regulatory authority after the date of this Agreement, then FBA may terminate this Agreement by giving written notice of such termination to Bancorp.

         Section 7.07. Unilateral Termination. If the Closing Date does not occur on or prior to April 30, 1999, then this Agreement may be terminated by any party by giving written notice to the other parties.

         Section 7.08. Damages; Remedies Cumulative. (a) In the event that this Agreement is terminated by a party or the Merger is abandoned pursuant to
Section 7.02 hereof by a party on account of a material breach of any of the representations or warranties or a material breach of any of the agreements of the other party hereto, then the non-breaching party shall be entitled to institute an action for appropriate damages against the breaching party.

         (b) The remedy provided in subsection (a) shall be cumulative of any other remedy available to a non-breaching party, including without limitation any remedy available pursuant to the Deposit Agreement.


                                  ARTICLE VIII

                               GENERAL PROVISIONS

         Section 8.01 Confidential Information. The parties acknowledge the confidential and proprietary nature of the "Information" (as herein defined) which has heretofore been exchanged and which will be received from each other hereunder and agree to hold and keep the same confidential. Such Information will include any and all financial, technical, commercial, marketing, customer or other information concerning the business, operations and affairs of a party that may be provided to the others, irrespective of the form of the communications, by such party's employees or agents. Such Information shall not include information which is or becomes generally available to the public other than as a result of a disclosure by a party or its representatives in violation of this Agreement. The parties agree that the Information will be used solely for the purposes contemplated by this Agreement and that such Information will not be disclosed to any person other than employees and agents of a party who are directly involved in implementing the Merger, who shall be informed of the confidential nature of the Information and directed individually to abide by the restrictions set forth in this Section 8.01. The Information shall not be used in any way detrimental to a party, including use directly or indirectly in the conduct of the other party's business or any business or enterprise in which such party may have an interest, now or in the future, and whether or not now in competition with such other party. Neither Bancorp nor any person to whom it discloses Information shall purchase or sell any security issued by FBA for so long as this Agreement remains in effect.

         Section 8.02. Publicity. FBA and Bancorp shall cooperate with each other in the development and distribution of all news releases and other public disclosures concerning this Agreement and the Merger. Neither party shall issue any news release or make any other public disclosure without the prior written consent of the other party, unless such is required by law upon the written advice of counsel or is in response to published newspaper or other mass media reports regarding the transaction contemplated hereby, in which latter event the parties shall consult with each other to the extent practicable regarding such responsive public disclosure.

         Section 8.03. Return of Documents. Upon termination of this Agreement without the Merger becoming effective, each party shall deliver to the others originals and all copies of all Information made available to such party and will not retain any copies, extracts or other reproductions, in whole or in part, of such Information.

         Section 8.04. Notices. Any notice or other communication shall be in writing and shall be deemed to have been given or made on the date of delivery, in the case of hand delivery, or three (3) business days after deposit in the United States Registered Mail, postage prepaid, or upon receipt if transmitted by facsimile telecopy or any other means, addressed (in any case) as follows:

                  (a) if to FBA:   First Banks America, Inc.
                                   11901 Olive Boulevard
                                   Creve Coeur, Missouri 63141
                                   Attention: Mr. Allen H. Blake
                                   Facsimile: (314) 567-3490

                  with a copy to:  John S. Daniels
                                   Attorney at Law
                                   8117 Preston Road, Suite 800
                                   Dallas, Texas 75225
                                   Facsimile: (214) 692-0508

                  (b) if to Empire: Empire Holdings, Inc.
                                    c/o Mr. Anthony S. Dee, President
                                    and Chief Executive Officer
                                    Redwood Bank
                                    735 Montgomery Street
                                    San Francisco, California 94111
                                    Facsimile: (415) 788-0174

                  with a copy to:   Kerry C. Smith, Esq.
                                    Hovis, Smith, et al.
                                    100 Pine Street, 21st Floor
                                    San Francisco, California 94111
                                    Facsimile: (415) 421-0320

                 (c) if to Bancorp: Redwood Bancorp
                                    c/o Mr. Anthony S. Dee, President
                                    and Chief Executive Officer
                                    Redwood Bank
                                    735 Montgomery Street
                                    San Francisco, California 94111
                                    Facsimile: (415) 788-0174

                  with a copy to:   Kerry C. Smith, Esq.
                                    Hovis, Smith, et al.
                                    100 Pine Street, 21st Floor
                                    San Francisco, California 94111
                                    Facsimile: (415) 421-0320

or to such other address as any party may from time to time designate by notice to the others.

         Section 8.05. Non-survival of Representations, Warranties and Agreements. Except for the agreements set forth in Sections 5.04, 5.05, 5.06 and 5.07, no representation, warranty or agreement contained herein shall survive the Closing. In the event that this Agreement is terminated prior to Closing, the representations, warranties and agreements set forth herein shall survive such termination.

         Section 8.06. Costs and Expenses. Except as may be otherwise provided herein, each party shall pay its own costs and expenses incurred in connection with this Agreement and the matters contemplated hereby, including without limitation all fees and expenses of attorneys, accountants, brokers, financial advisors and other professionals.

         Section 8.07. Entire Agreement. This Agreement, together with the Merger Agreement, the Proxy and the Deposit Agreement, constitutes the entire agreement among the parties and supersedes and cancels any and all prior discussions, negotiations, undertakings, agreements in principle and other agreements among the parties relating to the subject matter hereof.

         Section 8.08. Headings and Captions. The captions of Articles and Sections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

         Section 8.09. Waiver, Amendment or Modification. The conditions of this Agreement which may be waived may only be waived by written notice delivered to the other parties. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. This Agreement may not be amended or modified except by a written document duly executed by the parties hereto.

         Section 8.10. Rules of Construction. Unless the context otherwise requires: (a) a term has the meaning assigned to it; (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles; (c) "or" is not exclusive; and (d) words in the singular may include the plural and in the plural include the singular.

         Section 8.11. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall be deemed one and the same instrument.

         Section 8.12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. There shall be no third party beneficiaries hereof.

         Section 8.13. Governing Law. This Agreement shall be governed by the laws of the State of California, the general corporate laws of the State of Delaware applicable to FBA and any applicable federal laws and regulations.

         Section 8.14. Consent Not Unreasonably Withheld. If any party to this Agreement is requested to consent to a proposed action of another party, the party whose consent is requested will not withhold such consent unreasonably.

         IN WITNESS WHEREOF, FBA, Empire and Bancorp have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.


                                    FIRST BANKS AMERICA, INC.



                                    By: /s/Allen H. Blake
                                    ----------------------
                                           Allen H. Blake
                                           Vice President


                                    EMPIRE HOLDINGS, INC.



                                    By: /s/Philip T. Ang
                                    ---------------------
                                           Philip T. Ang
                                           Chairman


                                    REDWOOD BANCORP



                                    By: /s/Anthony S. Dee
                                    ----------------------
                                           Anthony S. Dee
                                           President and Chief Executive Officer

                                    EXHIBIT A

                               AGREEMENT OF MERGER

         This  Agreement of Merger is entered into between  Redwood  Acquisition
Company,  a  corporation  ("Merging   Corporation"),   and  Redwood  Bancorp,  a
California corporation ("Surviving Corporation").

         1.......Merging Corporation shall be merged into Surviving Corporation.

         2.......Each outstanding  share of common stock of Merging  Corporation shall be converted into one share of common stock of Surviving Corporation.

         3........The shares of Surviving  Corporation  outstanding prior to the merger shall be converted into the right to receive cash consideration equal to $ per share from the parent company of Merging Corporation, First Banks America, Inc., a Delaware corporation. The Articles of Incorporation and Bylaws of Surviving Corporation immediately following the merger shall be as set forth on Exhibits A and B attached hereto, and the officers and directors of Surviving Corporation shall be the persons who are its officers and directors immediately prior to the merger.

         4........Merging  Corporation  shall  from  time to  time,  as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action as is necessary or desirable to evidence or carry out the merger.

         5........The effect of the merger and the effective date of  the merger are as prescribed by law.

         In Witness Whereof, the parties have executed this Agreement as of, 1998.


REDWOOD ACQUISITION COMPANY                              REDWOOD BANCORP




-------------------                                      -------------------
-------------------                                      -------------------
President                                                President




-------------------                                       ------------------
-------------------                                       ------------------
Secretary                                                 Secretary

                                   Exhibit 99
                                   ----------
                                  Press Release

         First Banks America, Inc.                   Redwood Bancorp, Inc.
         St. Louis, Missouri                         San Francisco, California

Contact: Allen H. Blake                              Anthony S. Dee
         Vice President and Chief                    President and Chief
           Financial Officer                           Executive Officer
         314) 995-8700                               (415) 788-3700


Traded:  NYSE
Symbol:  FBA

                             FOR IMMEDIATE RELEASE:

                          First Banks America, Inc. and
                      Redwood Bancorp Announce Execution of
                              Acquisition Agreement

St. Louis, Missouri, September 9, 1998. James F. Dierberg, Chairman, President and Chief Executive Officer of First Banks America, Inc. (FBA), and Anthony S. Dee, President and Chief Executive Officer of Redwood Bancorp (Redwood), jointly announced the execution of an agreement providing for the acquisition of Redwood, and its wholly owned subsidiary Redwood Bank, by FBA.

As previously announced on June 8, 1998, the agreement provides for the shareholders of Redwood to receive $26.0 million in the transaction. The acquisition, which is subject to regulatory approvals, is expected to be completed during the fourth quarter of 1998.